Exhibit 99.1

Verano Appoints New Member of the Board of Directors and Chair of the Audit Committee

CHICAGO, August 30, 2022 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the appointment of veteran executive Lawrence Hirsh to the Company’s Board of Directors (“Board”) and as Chair of the Audit Committee. Mr. Hirsh joins the Company’s existing four members of the Board.

Mr. Hirsh brings significant experience in M&A execution and operational improvement implementation across a myriad of private and public businesses. Mr. Hirsh spent 18 years as a Managing Director of Alvarez & Marsal (“A&M”), a leading global interim management and operational improvement implementation firm of over 5,000 professionals, where he co-founded the Atlanta office, and served as co-business unit leader for A&M’s Southeastern U.S. Corporate Restructuring Practice and on the Executive Committee of A&M’s North American Corporate Restructuring Practice. Prior to A&M, Mr. Hirsh was a partner at Arthur Andersen LLP, where his responsibilities included Southeast Leader for the U.S. Corporate Restructuring Practice and Southeast Leader for the Business Valuation Practice. Mr. Hirsh is also a long-tenured corporate board member, having held more than a dozen director positions over his nearly 40 years of professional experience.

“With the addition of Lawrence to our Board, the Company is adding a seasoned business executive to complement our current group of directors,” said George Archos, Verano Founder, Chief Executive Officer and Board Chairman. “With almost 40 years of diverse corporate leadership experience across all facets of business, and as our newest director and chair of the Audit Committee, Lawrence’s service will contribute to positioning Verano to meet our long-term strategic growth and operational goals. On behalf of the executive leadership team and the Board, I’m thrilled to welcome Lawrence to Verano, and look forward to leveraging his experience as a director and Audit Committee chair.”

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 13 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

Director, Communications

Steve.Mazeika@verano.com

312-348-4430

Investors

Verano

Julianna Paterra, CFA

Director, Investor Relations

investors@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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